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25TH AVE S
VANDERBILT PL

Second Quarter 2015 Earnings Call - AVNU


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Forward-Looking Statements

Certain statements in this press release contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "projection," "would," and "outlook," or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

You should not place undue reliance on any forward-looking statement. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but are not limited to, the following: market and economic conditions (including interest rate environment, levels of public offerings, mergers and acquisitions, or M&A, and venture capital financing activities) and the associated impact on us; changes in management personnel; deterioration of our asset quality; our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to earnings from a change in interest rates; our ability to execute our strategy and to achieve organic loan and deposit growth; the adequacy of reserves (including allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserves; volatility and direction of market interest rates; the sufficiency of our capital, including sources of capital (such as funds generated through retained earnings) and the extent to which capital may be used or required; our overall investment plans, strategies and activities, including our investment of excess cash/liquidity; operational, liquidity and credit risks associated with our business; increased competition in the financial services industry, nationally, regionally or locally, which may adversely affect pricing and terms; the level of client investment fees and associated margins; changes in the regulatory environment; changes in trade, monetary and fiscal policies and laws; governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act, Basel guidelines, capital requirements and other applicable laws and regulations; changes in interpretation of existing law and regulation; further government intervention in the U.S. financial system; and other factors that are discussed under the heading "Risk Factors" in our filings with the Securities and Exchange Commission.

The foregoing factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in the Company's Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.


25TH AVE

Financial Highlights
2nd Quarter 2015

- $1.6 million net income and $0.16 per diluted share
  - Fueled by organic balance sheet growth, strong non interest income and improved net interest margin.
- Loan Growth:
  - Total Loans grew by $50 million, or 16.7%, on an annualized basis, to $800 million.
  - Provision expense higher due to loan growth and loan mix.
- Net Interest Margin:
  - Up 6 basis points driven by earning asset growth, improved loan to deposit ratio, and a slight reduction in cost of funds.
- Non Interest Income:
  - Mortgage Originations rebounded over Q1 15 and Q2 14 levels reflecting Nashville's robust economy.



Business Strategy

Maintain a balanced approach emphasizing both growth and profitability.

Balance sheet growth	Top-line revenue growth	Profitability

- Grow core lines of business, including key verticals in Music & Entertainment, Healthcare and Not-for-Profit Banking.
- Invest in additional bankers to drive balance sheet and revenue growth.
- Pursue new non-interest income initiatives to drive profitability.
- Provide an engaging workplace for our employees and an exceptional banking experience for our clients.



Balance Sheet Growth

- Total Assets rose to $1.08 billion at June 30, 2015 – up 13% over Q2 14
- Total Loans up 16.7% year over year (including loans held for sale) since Q2 14
- Significant demand deposit growth (24.0% Q2 15 vs Q2 14)

Balance Sheet Growth



Deposits
$1,000
$750
$500
$250
$0
Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15



Loans
$800
$600
$400
$200
$0
Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15



Assets
$1,200
$900
$600
$300
$0
Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15

Balance Sheet Growth
Loan Mix

Complementary lines of business generating a balanced mix of loans

Loans Outstanding by Lines of Business ($mm)



Concierge Banking, 2%
Other , 1%
Business Banking, 7%
Music & Entertainment, 11%
Private Banking, 14%
Commercial Banking Group, 65%

Loans by Category



Multifamily, 1%
Consumer & Other, 1%
CRE - Owner Occupied, 10%
Residential Mortgages, 16%
C & D, 10%
C&I, 35%
CRE - Non Owner Occupied, 27%

Recently Hired Mortgage Originator and two Commercial Real Estate Lenders.

As of June 30, 2015

Balance Sheet Growth
Loan Growth



Loans Portfolio* ($mm)
$800
$750
$700
$650
$600
$716
$43
$30
$77
$54
$774
Q1 15 Ending Balance
Payoffs
Paydowns
Fundings from Existing Customers
Fundings from New Customers
Q2 15 Ending Balance

- Growth stemming from C&I, Commercial Construction and Residential Home Loans
- Payoffs higher than Q1 due to large CRE payoff in May though refunded in July.
- 2015 Loan Growth Target: 15-20%

* Represents Loans Held for Investment


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Balance Sheet Growth Deposit Mix

Complementary lines of business generating balanced mix of deposits

Deposits Outstanding by Lines of Business ($mm)


Corporate / Wholesale, 16%
Commercial Banking Group, 32%
Other
Concierge Banking, 11%
Business Banking, 3%
Music & Entertainment, 17%
Private Banking, 20%

Deposits by Category


Time Deposits, 20%
Noninterest-bearing demand, 24%
Interest-bearing demand, 7%
Savings and money market accounts, 49%

Asset Quality

- Consultative approach to credit
  - Understand fundamental credit need through open communication
  - Collaborative, agile and solutions-based process of credit structuring
- Continued resolution of problem credits. No 30 day past due loans.
- Year to Date annualized net charge-offs to average loans of 0.06%

NPAs by Type ($mm)



$15
$12
$9
$6
$3
$0
2.11%
1.21%
1.00%
0.57%
0.51%
$5.0
$2.9
$1.9
$3.0
$3.5
$0.6
$2.8
$3.4
$0.7
$0.5
$2.8
$0.9
$0.4
$2.7
$0.8
FYE 2012
FYE 2013
FYE 2014
Q1 15
Q2 15
Nonaccruals
ORE
TDRs
NPAs / Loans + ORE (%)

NPAs inclusive of troubled debt restructurings


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Operating Leverage

Growing revenues faster than expenses

Total Revenue [1] ($mm)


$42.0
$37.0
$32.0
$27.0
$22.0
$17.0
$12.0
$7.0
16% CAGR *
$18.5
$19.4
$23.8
$28.6
$33.9
$40.0
2010
2011
2012
2013
2014
YTD 2015 *

Noninterest Expense ($mm)


$32.0
$27.0
$22.0
$17.0
$12.0
$7.0
12% CAGR *
$15.4
$15.9
$18.4
$20.6
$24.1
$27.2
2010
2011
2012
2013
2014
YTD 2015 *

1 Total Revenue = Net Interest Income + Non Interest Income
* Q2 Annualized for 2015 / CAGR for historical FYEs



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Non Interest Income Momentum

Growth in all major fee income categories



Noninterest Income ($000) Trends
$800
$500
$200
-$100
Customer Service Fees
Mortgage
Portfolio Mortgage Sales
Security Gains / (Losses)
BOLI
Q2 15
Q1 15
Q2 14



Mortgage Origination Trends by Mix ($mm)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Secondary Market
Portfolio Mortgages
Purchase
Refi

Mortgage Banking Fees are net of commissions
Loan Sales are net of expenses

Net Interest Margin Expansion



Net Interest Margin* Trends
3.50%
3.40%
3.30%
3.20%
3.10%
96%
92%
88%
84%
80%
76%
82%
87%
86%
84%
92%
94%
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Avg. Loan to Deposit Ratio
Holding Company NIM
Bank NIM
Holding Company includes subordinated debt

• Q1 15 to Q2 15 Improvements:	Impact to Net Interest Margin
– Average Earning Assets up $36 million	+ 4 bps
– Average Loan to Deposit Ratio of 94%	
– Bond Yields up 2 basis points	+ 1 bps
– Loan Fees / Hedging	
– Cost of Funds Down 2 basis points	
– Extra Day	+ 1 bps

* NIM on a Fully Taxable-Equivalent Basis



Net Interest Margin Initiatives

Initiatives to Enhance Net Interest Margin

- Grow non-interest bearing deposits (24% of average deposits for Q2 15).
- Balance fixed rate lending with expansion of C&I and Business Bankers.
  - Fixed Rate: 42% (Q2 15) vs 44% (Q1 15)
  - Variable No Floor: 33% (Q2 15) vs 32% (Q1 15)
  - Variable w/ Floor: 25% (Q2 15) vs 24% (Q1 15)
- Gradually release interest rate floors on certain Prime and LIBOR based loans. Initiated $25 million fixed rate swap that generated income to support this initiative (executed March 2015). Contributed 0.04% to loan yield in Q2 15.
- Forward starting cash flow hedge to lock in $20 million in future long term deposits. Tranches begin in May 2016 and March 2017 (all have a 2021 maturity). Terminated the November 2015 hedge (effective savings: 2.28% on $10 million)

Summary

- Strong Company Vision and Culture
- Continued Organic Growth
- Proven Capability of Hiring Talented Bankers
- Collaborative Credit Culture
- Unique Branch Model
- Experienced Management Team
- Depth of Banking Talent
- Ability to Gain Operating Leverage
- Attractive and Growing Market

avenue financial holdings


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Appendix


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Historical Financials

	At or for the Three Months					
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
	(Dollars in thousands, except employee data)					
SELECTED INCOME STATEMENT DATA						
Interest income	$ 9,383	$ 8,834	$ 8,498	$ 8,468	$ 8,237	$ 7,821
Interest expense	1,296	1,269	938	935	952	944
Net interest income	8,087	7,565	7,560	7,533	7,285	6,877
Provision for loan losses	855	154	456	(222)	549	860
Net interest income after provision for loan losses	7,232	7,411	7,104	7,755	6,736	6,017
Non-interest income	1,875	1,256	1,059	1,904	915	787
Non-interest expense	6,824	6,474	6,297	6,122	5,862	5,845
Income tax expense	698	736	573	1,122	555	288
Net income	1,585	1,457	1,293	2,415	1,234	671
Dividends on preferred shares	-	(32)	(48)	(47)	(48)	(47)
Net income available to common stockholders	**$ 1,585**	**$ 1,425**	**$ 1,245**	**$ 2,368**	**$ 1,186**	**$ 624**
PER COMMON SHARE DATA:						
Basic earnings per share	$ 0.16	$ 0.15	$ 0.15	$ 0.28	$ 0.14	$ 0.07
Diluted earnings per share	0.16	0.15	0.15	0.28	0.14	0.07
Book value per common share	8.74	8.79	8.41	8.18	7.96	7.65
Tangible book value per common share (1)	8.45	8.50	8.07	7.84	7.62	7.31
Basic weighted average common shares	10,064,840	9,319,312	8,487,515	8,487,516	8,487,516	8,480,478
Diluted weighted average common shares	10,161,167	9,656,971	8,540,856	8,528,926	8,487,516	8,480,478
Common shares outstanding at period end	10,256,340	10,227,340	8,636,682	8,633,588	8,619,588	8,619,588

(1) These measures are not measures recognized under generally accepted accounting principles (United States) ("GAAP"), and are therefore considered to be non-GAAP financial


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Historical Financials

	At or for the Three Months					
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
	(Dollars in thousands, except employee data)					
SELECTED BALANCE SHEET DATA						
Total assets	$ 1,075,978	$ 1,036,544	$ 998,367	$ 973,371	$ 955,100	$ 941,928
Residential real estate - Mortgage	120,208	103,728	110,929	122,128	127,462	109,909
Residential real estate - Multi-family	10,399	13,480	11,310	20,960	15,605	13,282
Commercial and industrial	272,783	247,722	235,911	181,688	188,421	181,518
Commercial real estate	284,653	289,404	271,001	268,907	275,526	262,696
Construction and land development	78,473	54,515	58,843	55,174	65,874	70,081
Consumer	7,052	7,319	5,915	4,221	4,817	1,881
Other	(127)	85	(1)	157	130	155
Total loans, net of deferred fees	773,441	716,253	693,908	653,235	677,835	639,522
Allowance for loan losses	(9,312)	(8,669)	(8,518)	(8,407)	(8,625)	(8,070)
Securities available for sale	213,096	218,118	220,462	211,500	217,478	240,100
Mortgage loans held for sale	26,363	33,484	27,237	5,036	7,457	2,636
Goodwill and other intangible assets	2,966	2,966	2,966	2,966	2,966	2,966
Demand deposits	208,416	200,316	170,647	186,209	166,181	162,023
Interest checking accounts	61,924	60,135	55,653	52,673	51,675	44,958
Savings accounts	15,146	15,197	11,919	10,613	8,434	8,412
Money market accounts	241,182	227,999	240,646	263,947	268,417	275,768
Reciprocal ICS Money Market	155,844	155,572	163,214	147,870	139,017	105,777
CDs	74,516	70,064	82,012	82,075	82,116	87,230
Reciprocal CDARs	49,967	51,602	44,081	41,662	39,780	27,827
Brokered CDs	44,496	35,000	35,000	35,832	29,097	26,049
Total Deposits	851,491	815,885	803,173	820,881	784,717	738,044
Advances from FHLB/FRB	105,300	99,300	70,300	55,000	75,500	79,000
Subordinated debt	19,596	19,585	19,577	-	-	-
Preferred stock	-	-	18,950	18,950	18,950	18,950
Tangible common stockholders' equity (1)	86,725	86,967	69,700	67,699	65,661	62,951
Total stockholders' equity	89,691	89,933	91,616	89,615	87,577	84,867
Average total assets	1,055,912	1,014,663	976,497	952,248	932,603	906,855
Average common stockholders' equity	90,298	94,659	72,447	69,902	66,973	65,703

(1) These measures are not measures recognized under generally accepted accounting principles (United States) ("GAAP"), and are therefore considered to be non-GAAP financial



Performance Ratios

	At or for the Three Months					
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
	(Dollars in thousands, except per share data)					
SELECTED PERFORMANCE RATIOS						
Return on average assets (2) (5)	0.60 %	0.57 %	0.51 %	0.99 %	0.51 %	0.28 %
Return on average common stockholders' equity (2) (5)	7.04	6.11	6.82	13.44	7.10	3.85
Net interest margin (fully tax equivalent) (2)	3.29	3.23	3.35	3.36	3.33	3.30
Efficiency ratio (1) (3)	72.4	75.4	73.2	71.3	71.5	76.4
SELECTED ASSET QUALITY DATA						
Nonaccruing loans	$ 776	$ 854	$ 695	$ 889	$ 897	$ 584
Past due loans over 90 days and still accruing interest	-	-	-	-	-	-
Net loans charge-offs	213	2	345	(5)	(5)	(6)
Nonaccruing loans to total loans	0.10 %	0.12	0.10	0.14	0.13	0.09
Nonaccruing loans and loans past due 90 days and still accruing to total loans	0.10	0.12	0.10	0.14	0.13	0.09
Non-performing assets to total assets (4)	0.32	0.35	0.41	0.28	0.30	0.42
Nonperforming assets to loans and OREO	0.45	0.51	0.58	0.42	0.42	0.62
Allowance for loan losses to total loans	1.20	1.21	1.23	1.29	1.27	1.26
Allowance for loan losses to nonaccruing loans	1,200.00	1,015.15	1,224.87	945.67	961.54	1,381.85
Net loan charge-offs to average loans (2)	0.12	-	0.20	-	-	-
CAPITAL RATIOS (Consolidated)						
Tier 1 Leverage ratio (6)	8.55 %	8.73 %	9.21 %	9.16 %	8.78 %	8.81 %
Tier 1 Risk-based capital ratio (6)	9.85	10.38	10.62	11.38	10.65	10.77
Total Risk-based capital ratio (6)	13.06	13.77	14.00	12.49	11.77	11.86
Tangible common stockholders' equity to tangible assets (1)	8.08	8.41	7.00	6.98	6.90	6.70

(1) These measures are not measures recognized under generally accepted accounting principles (United States) ("GAAP"), and are therefore considered to be non-GAAP financial

(2) Data has been annualized.

(3) Efficiency ratio is total non-interest expense divided by the sum of net interest income and total non-interest income, (excluding securities and loan sale gains/(losses)) and is not a GAAP measure.

(4) Non-performing assets are deemed to be nonaccruing loans and OREO.

(5) Return on average assets is defined as net income available to common stockholders divided by average total assets; Return on average common stockholders equity is defined by net income available to common stockholders divided by average common stockholders' equity.

(6) Capital ratios as of June 30, 2015 are estimated.



Non-GAAP Financial Measures

	At or for the Three Months					
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
	(Dollars in thousands, except per share data)					
NON-GAAP FINANCIAL MEASURES						
Efficiency Ratio						
Non-interest expense (numerator)	$ 6,824	$ 6,474	$ 6,297	$ 6,122	$ 5,862	$ 5,845
Net interest income	8,087	7,565	7,560	7,533	7,285	6,877
Non-interest income	1,875	1,256	1,059	1,904	915	787
Less: gains on sale of loans	(316)	(236)	(14)	(852)	-	-
Less: gains (losses) on sales of securities	(215)	-	-	-	2	(14)
Adjusted operating revenue (denominator)	9,431	8,585	8,605	8,585	8,202	7,650
Efficiency Ratio	72.36 %	75.41	73.18	71.31	71.47	76.41
Tangible Common Stockholders' Equity and Tangible Common Stockholders' Equity/Tangible Assets						
Common equity	$ 89,691	$ 89,933	$ 72,666	$ 70,665	$ 68,627	$ 65,917
Less: intangible assets	(2,966)	(2,966)	(2,966)	(2,966)	(2,966)	(2,966)
Tangible common stockholders' equity	86,725	86,967	69,700	67,699	65,661	62,951
Total assets	1,075,978	1,036,544	998,367	973,371	955,100	941,928
Less: Intangible assets	(2,966)	(2,966)	(2,966)	(2,966)	(2,966)	(2,966)
Tangible assets	1,073,012	1,033,578	995,401	970,405	952,134	938,962
Tangible Common Stockholders' Equity/Tangible Assets	8.08 %	8.41	7.00	6.98	6.90	6.70
Tangible Book Value per Common Share						
Book Value Per Common Share	$ 8.74	$ 8.79	$ 8.41	$ 8.18	$ 7.96	$ 7.65
Less: Effects of intangible assets	(0.29)	(0.29)	(0.34)	(0.34)	(0.34)	(0.34)
Tangible Book Value per Common Share	8.45	8.50	8.07	7.84	7.62	7.31